UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	December 11, 2008
Essex Rental Corp.
(Exact name of registrant as specified in charter)
Delaware	000-52459	20-5415048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois		60089
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-215-6502

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On December 11, 2008, Essex Rental Corp. ("Registrant") notified its independent registered public accounting firm, McGladrey & Pullen, LLP ("McGladrey"), of its intention to engage Grant Thornton LLP ("Grant") as its new independent registered public accounting firm, at which time Registrant dismissed McGladrey.  Grant served as the independent registered public accounting firm for Essex Holdings, LLC (“Holdings”) and its subsidiary, Essex Crane Rental Corp., prior to the acquisition of Holdings by Registrant on October 31, 2008.  The decisions to dismiss McGladrey and to engage Grant were approved by the Audit Committee of the Registrant's Board of Directors.

McGladrey’s report on Registrant's balance sheet as of December 31, 2007, and the related statements of operations, stockholders' equity, and cash flows for the year then ended and the cumulative period from August 21, 2006 (inception) to December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  As previously disclosed in Registrant’s Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 15, 2008, Registrant initially engaged McGladrey on January 10, 2008 after Registrant was notified that the partners of its previous independent registered public accounting firm became partners of McGladrey.

During the period from August 21, 2006 (inception) through December 11, 2008 (the date of McGladrey’s dismissal), there were no disagreements between Registrant and McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to McGladrey’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Also, during such periods, there were “no reportable” events as defined in Item 304(a)(1)(v) of Regulation S-K.

Registrant has provided McGladrey with the foregoing disclosures and has requested that it furnish a letter addressed to the Commission stating whether or not it agrees with the statements made by Registrant herein. A copy of the response of McGladrey to the foregoing disclosures is attached hereto as Exhibit 16.1.

On December 11, 2008, Registrant engaged Grant as its new independent registered public accounting firm to audit Registrant’s consolidated financial statements.  During the period from August 21, 2006 (inception) through December 11, 2008, Registrant did not consult Grant with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated December 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: December 16, 2008	By:	/s/ Martin Kroll
Name: Martin Kroll
Title: Chief Financial Officer